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Chubb Group of Insurance Companies     DECLARATIONS
                                       FINANCIAL INSTITUTION INVESTMENT
15 Mountain View Road, Warren, New     COMPANY ASSET PROTECTION BOND
Jersey 07059

NAME OF ASSURED (including its         Bond Number: 81458586
Subsidiaries):

FORUM FUNDS/MONARCH FUNDS/CORE TRUST
(DELAWARE)
                                       FEDERAL INSURANCE COMPANY

c/o Global Transaction Services
Two Portland Square, 4th Floor         Incorporated under the laws of Indiana
Portland, ME 04101                     a stock insurance company herein called
                                       the COMPANY

                                       Capital Center, 251 North Illinois,
                                       Suite 1100

                                       Indianapolis, IN 46204-1927

ITEM 1.  BOND PERIOD:    from  12:01 a.m. on  February 28, 2007
                           to  12:01 a.m. on  February 28, 2008

ITEM 2.  LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

         If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any Investment Company.

                                                                  DEDUCTIBLE
INSURING CLAUSE                                LIMIT OF LIABILITY   AMOUNT
---------------                                ------------------ ----------
1.  Employee                                       $3,150,000      $25,000
2.  On Premises                                    $3,150,000      $25,000
3.  In Transit                                     $3,150,000      $25,000
4.  Forgery or Alteration                          $3,150,000      $25,000
5.  Extended Forgery                               $3,150,000      $25,000
6.  Counterfeit Money                              $3,150,000      $25,000
7.  Threats to Person                              $3,150,000      $25,000
8.  Computer System                                $3,150,000      $25,000
9.  Voice Initiated Funds Transfer Instruction     $3,150,000      $25,000
10. Uncollectible Items of Deposit                 $3,150,000      $25,000
11. Audit Expense                                  $  100,000      $     0
12. Unauthorized Signature                         $  100,000      $25,000

 ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING
         ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:
         1-4

 IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be validunless also signed by an authorized representative of the Company.

                                    Page 1

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                          The COMPANY, in consideration of payment of the
                          required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

Insuring Clauses

Employee                  1.  Loss resulting directly from Larceny or
                              Embezzlement committed by any Employee, alone or in collusion with others.

On Premises               2.  Loss of Property resulting directly from
                              robbery, burglary, false pretenses, common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage, destruction or removal, from the possession, custody or control of the ASSURED, while such Property is lodged or deposited at premises located anywhere.

In Transit                3.  Loss of Property resulting directly from common
                              law or statutory larceny, misplacement,
                              mysterious unexplainable disappearance, damage or destruction, while the Property is in transit anywhere:

                              a. in an armored motor vehicle, including
                                 loading and unloading thereof,

                              b. in the custody of a natural person acting as
                                 a messenger of the ASSURED, or

                              c. in the custody of a Transportation Company
                                 and being transported in a conveyance other than an armored motor vehicle provided, however, that covered Property transported in such manner is limited to the following:

                                 (1)  written records,

                                 (2)  securities issued in registered form,
                                      which are not endorsed or are
                                      restrictively endorsed, or

                                 (3)  negotiable instruments not payable to
                                      bearer, which are not endorsed or are
                                      restrictively endorsed.

                          Coverage under this INSURING CLAUSE begins immediately on the receipt of such Property by the natural person or Transportation Company and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

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Insuring Clauses
(continued)

Forgery Or Alteration     4.  Loss resulting directly from:

                              a. Forgery on, or fraudulent material
                                 alteration of, any bills of exchange,
                                 checks, drafts, acceptances, certificates of deposits, promissory notes, due bills, money orders, orders upon public treasuries, letters of credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of Property, or

                              b. transferring, paying or delivering any funds
                                 or other Property, or establishing any
                                 credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other Property, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an Investment Company, or of any financial institution or Employee but which instructions, advices or applications either bear a Forgery or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or Employee;

                              excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE 5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                              For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

Extended Forgery          5.  Loss resulting directly from the ASSURED
                              having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                              a. acquired, accepted or received, accepted or
                                 received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original Securities, documents or other written instruments which prove to:

                                 (1)  bear a Forgery or a fraudulently
                                      material alteration,

                                 (2)  have been lost or stolen, or

                                 (3)  be Counterfeit, or

                              b. guaranteed in writing or witnessed any
                                 signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any Securities, documents or other written instruments.

                                 Actual physical possession, and continued actual physical possession if taken as collateral, of such Securities, documents or other written instruments by an Employee, Custodian, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

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Insuring Clauses

Extended Forgery              For the purpose of this INSURING CLAUSE, a
(continued)                   mechanically reproduced facsimile signature is
                              treated the same as a handwritten signature.

Counterfeit Money         6.  Loss resulting directly from the receipt by the
                              ASSURED in good faith of any Counterfeit money.

Threats To Person         7.  Loss resulting directly from surrender of
                              Property away from an office of the ASSURED as a result of a threat communicated to the ASSURED to do bodily harm to an Employee as defined in Section 1.e. (1), (2) and (5), a
                              Relative or invitee of such Employee, or a resident of the household of such Employee, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such Property:

                              a. the Employee who receives the threat has
                                 made a reasonable effort to notify an
                                 officer of the ASSURED who is not involved in such threat, and

                              b. the ASSURED has made a reasonable effort to
                                 notify the Federal Bureau of Investigation and local law enforcement authorities concerning such threat.

                              It is agreed that for purposes of this INSURING CLAUSE, any Employee of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such Employee has a legal or equitable interest.

Computer System           8.  Loss resulting directly from fraudulent:

                              a. entries of data into, or

                              b. changes of data elements or programs within,

                              a Computer System, provided the fraudulent entry or change causes:

                                 (1)  funds or other property to be
                                      transferred, paid or delivered,

                                 (2)  an account of the ASSURED or of its
                                      customer to be added, deleted, debited
                                      or credited, or

                                 (3)  an unauthorized account or a fictitious
                                      account to be debited or credited.

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Insuring Clauses
(continued)

Voice Initiated Funds     9.  Loss resulting directly from Voice Initiated
Transfer Instruction          Funds Transfer Instruction directed to the
                              ASSURED authorizing the transfer of dividends or redemption proceeds of Investment Company shares from a Customer's account, provided such Voice
                              Initiated Funds Transfer Instruction was:

                              a. received at the ASSURED'S offices by those
                                 Employees of the ASSURED specifically
                                 authorized to receive the Voice Initiated
                                 Funds Transfer Instruction,

                              b. made by a person purporting to be a Customer,
                                 and

                              c. made by said person for the purpose of
                                 causing the ASSURED or Customer to sustain a loss or making an improper personal financial gain for such person or any other person.

                              In order for coverage to apply under this INSURING CLAUSE, all Voice Initiated Funds Transfer Instructions must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

Uncollectible Items of    10. Loss resulting directly from the ASSURED having
Deposit credited an account of a customer, shareholder or subscriber on the faith of any Items of Deposit which prove to be uncollectible, provided that the crediting of such account causes:

                              a. redemptions or withdrawals to be permitted,

                              b. shares to be issued, or

                              c. dividends to be paid,

                              from an account of an Investment Company.

                              In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold Items of Deposit for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such Items of Deposit.

                              Items of Deposit shall not be deemed
                              uncollectible until the ASSURED'S standard collection procedures have failed.

Audit Expense             11. Expense incurred by the ASSURED for that part of
                              the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

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 General Agreements

 Additional Companies      A.  If more than one corporation, or Investment
 Included As Assured           Company, or any combination of them is included
                               as the ASSURED herein:

                               (1) The total liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                               (2)  Only the first named ASSURED shall be
                                    deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each Investment Company with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                               (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                               (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                               (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

 Representation Made       B.  The ASSURED represents that all information it
 By Assured                    has furnished in the APPLICATION for this Bond
                               or otherwise is complete, true and correct.
                               Such APPLICATION and other information
                               constitute part of this Bond.

                               The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                               Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

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General Agreements
(continued)

Additional Offices Or     C.  If the ASSURED, other than an Investment
Employees-Consolidation,      Company, while this Bond is in force,
Merger Or Purchase Or         merges or consolidates with, or purchases
Acquisition Of Assets         or acquires assets or liabilities of
OrLiabilities-                another institution, the ASSURED shall not
Notice To Company             have the coverage afforded under this Bond
                              for loss which has:

                              (1)  occurred or will occur on premises, or

                              (2)  been caused or will be caused by an
                                   employee, or

                              (3)  arisen or will arise out of the assets
                                   or liabilities, of such institution,
                                   unless the ASSURED:

                                   a. gives the COMPANY written notice of
                                      the proposed consolidation, merger
                                      or purchase or acquisition of
                                      assets or liabilities prior to the
                                      proposed effective date of such
                                      action, and

                                   b. obtains the written consent of the
                                      COMPANY to extend some or all of
                                      the coverage provided by this Bond
                                      to such additional exposure, and

                                   c. on obtaining such consent, pays to
                                      the COMPANY an additional premium.

Change Of Control-        D.  When the ASSURED learns of a change in
Notice To Company             control (other than in an Investment
                              Company), as set forth in Section 2(a) (9) of the Investment Company Act of 1940, the ASSURED shall within sixty (60) days give written notice to the COMPANY setting forth:

                              (1)  the names of the transferors and
                                   transferees (or the names of the
                                   beneficial owners if the voting
                                   securities are registered in another
                                   name),

                              (2)  the total number of voting securities
                                   owned by the transferors and the
                                   transferees (or the beneficial
                                   owners), both immediately before and
                                   after the transfer, and

                              (3)  the total number of outstanding voting
                                   securities.

                              Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

Court Costs And           E.  The COMPANY will indemnify the ASSURED for
Attorneys' Fees               court costs and reasonable attorneys' fees
                              incurred and paid by the ASSURED in
                              defense, whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING CLAUSE 1., this Section shall only apply in the event that:

                              (1)  an Employee admits to being guilty of
                                   Larceny or Embezzlement,

                              (2)  an Employee is adjudicated to be
                                   guilty of Larceny or Embezzlement, or

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General Agreements
Court Costs And               (3)  in the absence of 1 or 2 above, an
Attorneys' Fees                    arbitration panel agrees, after a review of
(continued)                        an agreed statement of facts between the
                                   COMPANY and the ASSURED, that an Employee would be found guilty of Larceny or Embezzlement if such Employee were prosecuted.

                                   The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                                   If the COMPANY declines to defend the
                                   ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                                   If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                                   If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                                   If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                                   Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

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Conditions And
Limitations

Definitions               1.  As used in this Bond:

                              a. Computer System means a computer and all
                                 input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                              b. Counterfeit means an imitation of an actual
                                 valid original which is intended to deceive and be taken as the original.

                              c. Custodian means the institution designated
                                 by an Investment Company to maintain
                                 possession and control of its assets.

                              d. Customer means an individual, corporate,
                                 partnership, trust customer, shareholder or subscriber of an Investment Company which has a written agreement with the ASSURED for Voice Initiated Funds Transfer Instruction.

                              e. Employee means:

                                 (1)  an officer of the ASSURED,

                                 (2)  a natural person while in the regular
                                      service of the ASSURED at any of the
                                      ASSURED'S premises and compensated
                                      directly by the ASSURED through its
                                      payroll system and subject to the
                                      United States Internal Revenue Service
                                      Form W-2 or equivalent income reporting
                                      plans of other countries, and whom the
                                      ASSURED has the right to control and
                                      direct both as to the result to be
                                      accomplished and details and means by
                                      which such result is accomplished in
                                      the performance of such service,

                                 (3)  a guest student pursuing studies or
                                      performing duties in any of the
                                      ASSURED'S premises,

                                 (4)  an attorney retained by the ASSURED and
                                      an employee of such attorney while
                                      either is performing legal services for
                                      the ASSURED,

                                 (5)  a natural person provided by an
                                      employment contractor to perform
                                      employee duties for the ASSURED under
                                      the ASSURED'S supervision at any of the
                                      ASSURED'S premises,

                                 (6)  an employee of an institution merged or
                                      consolidated with the ASSURED prior to
                                      the effective date of this Bond,

                                 (7)  a director or trustee of the ASSURED,
                                      but only while performing acts within
                                      the scope of the customary and usual
                                      duties of any officer or other employee
                                      of the ASSURED or while acting as a
                                      member of any committee duly elected or
                                      appointed to examine or audit or have
                                      custody of or access to Property of the
                                      ASSURED, or

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Conditions And
Limitations
Definitions                 (8)  each natural person, partnership or
(continued)                      corporation authorized by written
                                 agreement with the ASSURED to perform
                                 services as electronic data processor
                                 of checks or other accounting records
                                 related to such checks but only while
                                 such person, partnership or
                                 corporation is actually performing
                                 such services and not:

                                 a. creating, preparing, modifying or
                                    maintaining the ASSURED'S computer
                                    software or programs, or

                                 b. acting as transfer agent or in any
                                    other agency capacity in issuing
                                    checks, drafts or securities for
                                    the ASSURED,

                            (9)  any partner, officer or employee of
                                 an investment advisor, an underwriter
                                 (distributor), a transfer agent or
                                 shareholder accounting recordkeeper,
                                 or an administrator, for an
                                 Investment Company while performing
                                 acts coming within the scope of the
                                 customary and usual duties of an
                                 officer or employee of an Investment
                                 Company or acting as a member of any
                                 committee duly elected or appointed
                                 to examine, audit or have custody of
                                 or access to Property of an
                                 Investment Company.

                                 The term Employee shall not include
                                 any partner, officer or employee of a
                                 transfer agent, shareholder
                                 accounting recordkeeper or
                                 administrator:

                                 a. which is not an "affiliated
                                    person" (as defined in Section
                                    2(a) of the Investment Company Act
                                    of 1940) of an Investment Company
                                    or of the investment advisor or
                                    underwriter (distributor) of such
                                    Investment Company, or

                                 b. which is a "bank" (as defined in
                                    Section 2(a) of the Investment
                                    Company Act of 1940).

                                    This Bond does not afford coverage
                                    in favor of the employers of
                                    persons as set forth in e. (4),
                                    (5) and (8) above, and upon
                                    payment to the ASSURED by the
                                    COMPANY resulting directly from
                                    Larceny or Embezzlement committed
                                    by any of the partners, officers
                                    or employees of such employers,
                                    whether acting alone or in
                                    collusion with others, an
                                    assignment of such of the
                                    ASSURED'S rights and causes of
                                    action as it may have against such
                                    employers by reason of such acts
                                    so committed shall, to the extent
                                    of such payment, be given by the
                                    ASSURED to the COMPANY, and the
                                    ASSURED shall execute all papers
                                    necessary to secure to the COMPANY
                                    the rights provided for herein.

                                 Each employer of persons as set forth
                                 in e.(4), (5) and (8) above and the
                                 partners, officers and other
                                 employees of such employers shall
                                 collectively be deemed to be one
                                 person for all the purposes of this
                                 Bond; excepting, however, the fifth
                                 paragraph of Section 13.

                                 Independent contractors not specified
                                 in e.(4), (5) or (8) above,
                                 intermediaries, agents, brokers or
                                 other representatives of the same
                                 general character shall not be
                                 considered Employees.

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 Conditions And
 Limitations

 Definitions                   f. Forgery means the signing of the name of
 (continued)                      another natural person with the intent to
                                  deceive but does not mean a signature which consists in whole or in part of one's own name, with or without authority, in any capacity for any purpose.

                               g. Investment Company means any investment
                                  company registered under the Investment
                                  Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.

                               h. Items of Deposit means one or more checks or
                                  drafts drawn upon a financial institution in the United States of America.

                               i. Larceny or Embezzlement means larceny or
                                  embezzlement as defined in Section 37 of the Investment Company Act of 1940.

                               j. Property means money, revenue and other
                                  stamps; securities; including any note,
                                  stock, treasury stock, bond, debenture,
                                  evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit- sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange; acceptances; checks; withdrawal orders; money orders; travelers' letters of credit; bills of lading; abstracts of title; insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                               k. Relative means the spouse of an Employee or
                                  partner of the ASSURED and any unmarried child supported wholly by, or living in the home of, such Employee or partner and being related to them by blood, marriage or legal guardianship.

                               l. Securities, documents or other written
                                  instruments means original (including
                                  original counterparts) negotiable or
                                  non-negotiable instruments, or assignments thereof, which in and of themselves represent an equitable interest, ownership, or debt and which are in the ordinary course of business transferable by delivery of such instruments with any necessary endorsements or assignments.

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Conditions And
Limitations

Definitions                   m. Subsidiary means any organization that, at
(continued)                      the inception date of this Bond, is named in
                                 the APPLICATION or is created during the BOND
                                 PERIOD and of which more than fifty percent
                                 (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                              n. Transportation Company means any organization
                                 which provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                              o. Voice Initiated Election means any election
                                 concerning dividend options available to
                                 Investment Company shareholders or
                                 subscribers which is requested by voice over the telephone.

                              p. Voice Initiated Redemption means any
                                 redemption of shares issued by an Investment
                                 Company which is requested by voice over the telephone.

                              q. Voice Initiated Funds Transfer Instruction
                                 means any Voice Initiated Redemption or Voice Initiated Election.

                              For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

General Exclusions -      2.  This bond does not directly or indirectly cover:
Applicable to All
Insuring                      a. loss not reported to the COMPANY in writing
Clauses within sixty (60) days after termination of this Bond as an entirety;

                              b. loss due to riot or civil commotion outside
                                 the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                              c. loss resulting from the effects of nuclear
                                 fission or fusion or radioactivity;

                              d. loss of potential income including, but not
                                 limited to, interest and dividends not
                                 realized by the ASSURED or by any customer of the ASSURED;

                              e. damages of any type for which the ASSURED is
                                 legally liable, except compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                              f. costs, fees and expenses incurred by the
                                 ASSURED in establishing the existence of or amount of loss under this Bond, except to the extent covered under INSURING CLAUSE 11.;

                              g. loss resulting from indirect or consequential
                                 loss of any nature;

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Conditions And
Limitations

General Exclusions -         h. loss resulting from dishonest acts by
Applicable to All               any member of the Board of Directors
Insuring Clauses                or Board of Trustees of the ASSURED
(continued)                     who is not an Employee, acting alone
                                or in collusion with others;

                             i. loss, or that part of any loss,
                                resulting solely from any violation
                                by the ASSURED or by any Employee:

                                (1)  of any law regulating:

                                     a. the issuance, purchase or
                                        sale of securities,

                                     b. securities transactions on
                                        security or commodity
                                        exchanges or the over the
                                        counter market,

                                     c. investment companies,

                                     d. investment advisors, or

                                (2)  of any rule or regulation made
                                     pursuant to any such law; or

                             j. loss of confidential information,
                                material or data;

                             k. loss resulting from voice requests or
                                instructions received over the
                                telephone, provided however, this
                                Section 2.k. shall not apply to
                                INSURING CLAUSE 7. or 9.

Specific Exclusions -    3.  This Bond does not directly or
                             indirectly cover:

Applicable To All            a. loss caused by an Employee, provided,
Insuring                        however, this Section 3.a. shall not
Clauses Except Insuring         apply to loss covered under INSURING
Clause 1.                       CLAUSE 2. or 3. which results
                                directly from misplacement,
                                mysterious unexplainable
                                disappearance, or damage or
                                destruction of Property;

                             b. loss through the surrender of
                                property away from premises of the
                                ASSURED as a result of a threat:

                                (1)  to do bodily harm to any natural
                                     person, except loss of Property
                                     in transit in the custody of any
                                     person acting as messenger of
                                     the ASSURED, provided that when
                                     such transit was initiated there
                                     was no knowledge by the ASSURED
                                     of any such threat, and provided
                                     further that this Section 3.b.
                                     shall not apply to INSURING
                                     CLAUSE 7., or

                                (2)  to do damage to the premises or
                                     Property of the ASSURED;

                             c. loss resulting from payments made or
                                withdrawals from any account
                                involving erroneous credits to such
                                account;

                             d. loss involving Items of Deposit which
                                are not finally paid for any reason
                                provided however, that this
                                Section 3.d. shall not apply to
                                INSURING CLAUSE 10.;

                             e. loss of property while in the mail;

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 Conditions And
 Limitations

 Specific Exclusions -         f. loss resulting from the failure for any
 Applicable To All                reason of a financial or depository
 Insuring                         institution, its receiver or other
 Clauses Except Insuring          liquidator to pay or deliver funds or other
 Clause 1.                        Property to the ASSURED provided further
 (continued)                      that this Section 3.f. shall not apply to
                                  loss of Property resulting directly from robbery, burglary, misplacement, mysterious unexplainable disappearance, damage, destruction or removal from the possession, custody or control of the ASSURED.

                               g. loss of Property while in the custody of a
                                  Transportation Company, provided however, that this Section 3.g. shall not apply to INSURING CLAUSE 3.;

                               h. loss resulting from entries or changes made
                                  by a natural person with authorized access to a Computer System who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement programs for the ASSURED's Computer System; or

                               i. loss resulting directly or indirectly from
                                  the input of data into a Computer System terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

 Specific Exclusions -     4.  This bond does not directly or indirectly cover:
 Applicable To All
 Insuring                      a. loss resulting from the complete or partial
 Clauses Except Insuring          non- payment of or default on any loan
 Clauses 1., 4., And 5.           whether such loan was procured in good faith
                                  or through trick, artifice, fraud or false pretenses; provided, however, this Section
                                  4.a. shall not apply to INSURING CLAUSE 8.;

                               b. loss resulting from forgery or any
                                  alteration;

                               c. loss involving a counterfeit provided,
                                  however, this Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

 Limit Of Liability/Non-   5.  At all times prior to termination of this Bond,
 Reduction And Non-            this Bond shall continue in force for the limit
 Accumulation Of Liability     stated in the applicable sections of ITEM 2. of
                               the DECLARATIONS, notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                               a. any one act of burglary, robbery or hold-up,
                                  or attempt thereat, in which no Employee is concerned or implicated, or

                               b. any one unintentional or negligent act on
                                  the part of any one person resulting in
                                  damage to or destruction or misplacement of Property, or

                               c. all acts, other than those specified in a.
                                  above, of any one person, or

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--------------------------------------------------------------------------------

Conditions And
Limitations

Limit Of Liability/Non-       d. any one casualty or event other than those
Reduction And Non-               specified in a., b., or c. above, shall be
Accumulation Of Liability        deemed to be one loss and shall be limited to
(continued)                      the applicable LIMIT OF LIABILITY stated in
                                 ITEM 2. of the DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                              All acts, as specified in c. above, of any one person which

                              i.  directly or indirectly aid in any way
                                  wrongful acts of any other person or
                                  persons, or

                              ii. permit the continuation of wrongful acts of
                                  any other person or persons

                                 whether such acts are committed with or
                                 without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

Discovery                 6.  This Bond applies only to loss first discovered
                              by an officer of the ASSURED during the BOND
                              PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                              a. facts which may subsequently result in a loss
                                 of a type covered by this Bond, or

                              b. an actual or potential claim in which it is
                                 alleged that the ASSURED is liable to a third party,

                              regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

Notice To Company -       7.  a. The ASSURED shall give the COMPANY notice
Proof - Legal                    thereof at the earliest practicable moment,
Proceedings                      not to exceed sixty (60) days after discovery
Against Company                  of loss, in an amount that is in excess of
                                 50% of the applicable DEDUCTIBLE AMOUNT, as stated in ITEM 2. of the DECLARATIONS.

                              b. The ASSURED shall furnish to the COMPANY
                                 proof of loss, duly sworn to, with full
                                 particulars within six (6) months after such discovery.

                              c. Securities listed in a proof of loss shall be
                                 identified by certificate or bond numbers, if issued with them.

                              d. Legal proceedings for the recovery of any
                                 loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                              e. This Bond affords coverage only in favor of
                                 the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

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Conditions And
Limitations

Notice To Company -           f. Proof of loss involving Voice Initiated Funds
Proof - Legal Proceedings        Transfer Instruction shall include electronic
Against Company                  recordings of such instructions.
(continued)

Deductible Amount         8.  The COMPANY shall not be liable under any
                              INSURING CLAUSES of this Bond on account of loss unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM
                              3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF LIABILITY stated in ITEM 2.
                              of the DECLARATIONS.

                              There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any Investment Company.

Valuation                 9.  BOOKS OF ACCOUNT OR OTHER RECORDS The value of
                              any loss of Property consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                              The value of any loss of Property other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such Property on the business day immediately preceding discovery of such loss provided, however, that the value of any Property replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such Property shall be the actual market value at the time of replacement.

                              In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such Property or for such privileges, the value shall be fixed by agreement between the parties. OTHER PROPERTY

                              The value of any loss of Property, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such Property with Property of like quality and value, whichever is less.

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Conditions And
Limitations
(continued)

Securities Settlement     10. In the event of a loss of securities covered
                              under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                              The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                              a. for securities having a value less than or
                                 equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                              b. for securities having a value in excess of
                                 the DEDUCTIBLE AMOUNT but within the
                                 applicable LIMIT OF LIABILITY - the
                                 percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                              c. for securities having a value greater than
                                 the applicable LIMIT OF LIABILITY - the
                                 percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                              The value referred to in Section 10.a., b., and
                              c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                              The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                              The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and
                              c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

Subrogation - Assignment  11. In the event of a payment under this Bond, the
- Recovery                    COMPANY shall be subrogated to all of the
                              ASSURED'S rights of recovery against any person or entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                              Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                              a. first, to the satisfaction of the ASSURED'S
                                 loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                              b. second, to the COMPANY in satisfaction of
                                 amounts paid in settlement of the ASSURED'S claim,

                              c. third, to the ASSURED in satisfaction of the
                                 applicable DEDUCTIBLE AMOUNT, and

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Conditions And
Limitations

Subrogation - Assignment      d. fourth, to the ASSURED in satisfaction of any
- Recovery                       loss suffered by the ASSURED which was not
(continued)                      covered under this Bond. Recovery from
                                 reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

Cooperation Of Assured    12. At the COMPANY'S request and at reasonable times
                              and places designated by the COMPANY, the ASSURED shall:

                              a. submit to examination by the COMPANY and
                                 subscribe to the same under oath,

                              b. produce for the COMPANY'S examination all
                                 pertinent records, and

                              c. cooperate with the COMPANY in all matters
                                 pertaining to the loss. The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

Termination               13. If the Bond is for a sole ASSURED, it shall not
                              be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                              If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED Investment Companies and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                              This Bond will terminate as to any one ASSURED, other than an Investment Company:

                              a. immediately on the taking over of such
                                 ASSURED by a receiver or other liquidator or by State or Federal officials, or

                              b. immediately on the filing of a petition under
                                 any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                              c. immediately upon such ASSURED ceasing to
                                 exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                              The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.

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Conditions And
Limitations

Termination                   If any partner, director, trustee, or officer or
(continued)                   supervisory employee of an ASSURED not acting in
                              collusion with an Employee learns of any dishonest act committed by such Employee at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                              a. shall immediately remove such Employee from a
                                 position that would enable such Employee to cause the ASSURED to suffer a loss covered by this Bond; and

                              b. within forty-eight (48) hours of learning
                                 that an Employee has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                              The COMPANY may terminate coverage as respects any Employee sixty (60) days after written notice is received by each ASSURED Investment Company and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such Employee.

Other Insurance           14. Coverage under this Bond shall apply only as
                              excess over any valid and collectible insurance, indemnity or suretyship obtained by or on behalf of:

                              a. the ASSURED,

                              b. a Transportation Company, or

                              c. another entity on whose premises the loss
                                 occurred or which employed the person causing the loss or engaged the messenger conveying the Property involved.

Conformity                15. If any limitation within this Bond is prohibited
                              by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

Change or Modification    16. This Bond or any instrument amending or
                              affecting this Bond may not be changed or modified orally. No change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                              If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

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 Conditions And
 Limitations

 Change or Modification        If this Bond is for a joint ASSURED, no charge
 (continued)                   or modification which would adversely affect
                               the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured Investment
                               Companies and to the Securities and Exchange
                               Commission, Washington, D.C., by the COMPANY.

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                                                      FEDERAL INSURANCE COMPANY

                                                      Endorsement No:   1

                                                      Bond Number:      81458586

NAME OF ASSURED: FORUM FUNDS/MONARCH FUNDS/CORE TRUST (DELAWARE)

                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:


Forum Funds consisting of:

   Absolute Strategies Fund - 07/11/05

   Adams Harkness Small Cap Growth Fund - 02/27/04

   Austin Global Equity Fund-12/08/93

   Auxier Focus Fund - 07/09/99

   Brown Advisory Growth Equity Fund - 06/29/99

   Brown Advisory Intermediate Income Fund - 09/20/02

   Brown Advisory International Fund - 01/28/03

   Brown Advisory Maryland Bond Fund - 12/21/00

   Brown Advisory Opportunity Fund - 06/29/98

   Brown Advisory Real Estate Fund - 12/10/03

   Brown Advisory Small-Cap Growth Fund - 06/29/99

   Brown Advisory Small-Cap Value Fund - 10/31/03

   Brown Advisory Value Equity Fund - 01/28/03

   DF Dent Premier Growth Fund - 07/16/01

   Dover Responsibility Fund - 05/05/05

   Flag Investors Equity Opportunity Fund - 11/30/06

   Flag Investors Income Opportunity Fund - 11/30/06

   Fountainhead Special Value Fund - 12/31/96

   Golden Large Core Value Fund - 09/13/05

   Golden Small Core Value Fund - 09/13/05

   Jordan Opportunity Fund - 01/21/05

   Mastrapasqua Growth Fund - 07/03/00

   Merk Hard Currency Fund - 5/10/05

   Payson Total Return Fund - 11/25/91

   Payson Value Fund - 07/31/92

   Polaris Global Value Fund - 07/31/89

   SteepleView Fund - 10/21/05

   Winslow Green Growth Fund - 04/01/01

Monarch Funds consisting of:

   Daily Assets Cash Fund - 12/01/92

   Daily Assets Government Fund - 10/29/92

   Daily Assets Government Obligations Fund - 07/01/98

   Daily Assets Treasury Fund - 07/12/93

This Endorsement applies to loss discovered after 12:01 a.m. on February 28, 2007.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: April 12, 2007

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                                                  FEDERAL INSURANCE COMPANY
                                                  Endorsement No.:     2
                                                  Bond Number:         81458586


NAME OF ASSURED: FORUM FUNDS/MONARCH FUNDS/CORE TRUST (DELAWARE)
                      UNAUTHORIZED SIGNATURE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1. By adding the following INSURING CLAUSE:

   12. Unauthorized Signature

       Loss resulting directly from the ASSURED having accepted, paid or cashed any check or Withdrawal Order made or drawn on or against the account of the ASSURED'S customer which bears the signature or endorsement of one other than a person whose name and signature is on file with the ASSURED as a signatory on such account. It shall be a condition precedent to the ASSURED'S right of recovery under this INSURING CLAUSE that the ASSURED shall have on file signatures of all the persons who are signatories on such account.

2. By adding to Section 1., Definitions, the following:

   r. Instruction means a written order to the issuer of an Uncertificated Security requesting that the transfer, pledge or release from pledge of the specified Uncertificated Security be registered.

   s. Uncertificated Security means a share, participation or other interest in property of or an enterprise of the issuer or an obligation of the issuer, which is:

       (1) not represented by an instrument and the transfer of which is registered on books maintained for that purpose by or on behalf of the issuer, and

       (2) of a type commonly dealt in on securities exchanges or markets, and

       (3) either one of a class or series or by its terms divisible into a class or series of shares, participations, interests or obligations.

   t. Withdrawal Order means a non-negotiable instrument, other than an Instruction, signed by a customer of the ASSURED authorizing the ASSURED to debit the customer's account in the amount of funds stated therein.

This Endorsement applies to loss discovered after 12:01 a.m. on February 28, 2007.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

                                    Page 1

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Effective date of                   FEDERAL INSURANCE COMPANY
this endorsement/rider: February
28, 2007                            Endorsement/Rider No.              3
                                    To be attached to and form a part
                                    of Bond No.                        81458586

Issued to: FORUM FUNDS/MONARCH FUNDS/CORE TRUST (DELAWARE)

     DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR MODIFICATION
                                  ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

   If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty
   (60) days after written notice has been furnished to all insured Investment Companies and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.

                                    Page 1

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Effective date of this
endorsement: February 28, 2007      FEDERAL INSURANCE COMPANY
                                    Endorsement No.:                   4
                                    To be attached to and form a part  81458586
                                    of BOND Number:

Issued to: FORUM FUNDS/MONARCH FUNDS/CORE TRUST (DELAWARE)

             COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: April 9, 2007

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                              Chubb & Son, div. of Federal Insurance Company as
                              manager of the member insurers of the Chubb Group of Insurance Companies

                                 POLICYHOLDER
                             DISCLOSURE NOTICE OF
                         TERRORISM INSURANCE COVERAGE
            (for policies with no terrorism exclusion or sublimit)

You are hereby notified that, under the Terrorism Risk Insurance Act of 2002 (the "Act") effective November 26, 2002, this policy makes available to you insurance for losses arising out of certain acts of international terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 90% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage. The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.

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                               Important Notice:

The SEC Requires Proof of Your Fidelity Insurance Policy

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.